CALVERT INCOME FUND

CALVERT SHORT DURATION INCOME FUND

CALVERT CORE BOND FUND

CALVERT HIGH YIELD BOND FUND

CALVERT BOND FUND

CALVERT GREEN BOND FUND

CALVERT MORTGAGE ACCESS FUND

(collectively, the “Funds”)

Supplement to Statutory Prospectus and

Statement of Additional Information (“SAI”) dated February 1, 2025 as may be supplemented and/or revised from time to time

The following changes are effective March 31, 2025:

1. The following replaces “Portfolio Managers” under “Fund Summaries - Calvert High Yield Bond Fund”:

Portfolio Managers

Justin H. Bourgette, CFA, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since March 2025.

Stephen C. Concannon, CFA, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since June 2019.

Kelley Gerrity, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since December 1, 2023.

Bo Hunt, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since March 2025.

2. The following replaces the twelfth paragraph under “High Yield Bond Fund.” under “Management.” in “Management and Organization” in the Funds’ Statutory Prospectus:

High Yield Bond Fund. Under its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.48% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2024, the effective annual rate of advisory fee paid to CRM was 0.48% of average daily net assets. The portfolio managers of the Fund are Justin H. Bourgette, CFA (since March 2025), Stephen C. Concannon, CFA (since June 2019), Kelley Gerrity (since December 2023) and Bo Hunt (since March 2025). Messrs. Bourgette, Concannon, Hunt and Ms. Gerrity are Managing Directors of Morgan Stanley and Vice Presidents of CRM, have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

3. The following is added to the tables under “Portfolio Managers.” In “Investment Advisory and Administrative Services” in the Funds’ SAI:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Justin H. Bourgette, CFA(1)(3)
Registered Investment Companies(2)	2	$ 8,867.5	0	$ 0
Other Pooled Investment Vehicles	7	$ 724.9	0	$ 0
Other Accounts	2	$ 204.5	0	$ 0
Bo Hunt(3)
Registered Investment Companies(2)	1	$ 2,150.6	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,859.1	0	$ 0
Other Accounts	3	$ 4,880.0	0	$ 0

(3) As of February 28, 2025.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
High Yield Bond Fund
Justin H. Bourgette, CFA(1)	None	None
Bo Hunt(1)	None	None

(1) as of February 28, 2025

March 24, 2025	48594-00 3.24.25